UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2008

BPI Energy Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio	44139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 248-4200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
BPI will be using the slide presentation attached hereto as Exhibit 99.1 in connection with presentations to be made beginning on or about March 19, 2008.
The information contained in this Current Report on Form 8-K and the presentation is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this information shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. The submission of this Current Report on Form 8-K is not an admission as to the materiality of any information in the report.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Slide presentation, dated March 19, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.
By:	/s/ James G. Azlein
James G. Azlein
Chief Executive Officer and President
Date: March 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation, dated March 19, 2008.